UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2013

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On August 5, 2013, The Allstate Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein, with respect to the offer and sale by the Registrant of $800,000,000 aggregate principal amount of its Series B 5.750% Fixed-to-Floating Rate Subordinated Debentures due 2053 (the “Debentures”).  The Debentures sold pursuant to the Underwriting Agreement were registered under the Registrant’s registration statement on Form S-3 (File No. 333-181059).

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the terms of such agreement, which is filed hereto as Exhibit 1.1, and incorporated herein by reference.

The Debentures were issued pursuant to an Indenture, dated as of November 25, 1996, between the Registrant and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Fourth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Eighth Supplemental Indenture, dated as of August 8, 2013 (the “Eighth Supplemental Indenture”).

The foregoing descriptions of the Eighth Supplemental Indenture and the Debentures are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.4 and 4.5, respectively, and incorporated herein by reference.

On August 8, 2013, Willkie Farr & Gallagher LLP, counsel to the Registrant, issued (i) an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Debentures and (ii) an opinion and consent (attached hereto as Exhibits 8.1 and 23.2, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Debentures.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

1.1

Underwriting Agreement, dated as of August 5, 2013, among the Registrant and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1

Subordinated Indenture, dated as of November 25, 1996, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 9, 1996, and incorporated herein by reference).

4.2

Third Supplemental Indenture, dated as of July 23, 1999, between the Registrant and the Trustee (attached as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed November 23, 1999, and incorporated herein by reference).

4.3

Fourth Supplemental Indenture, dated as of June 12, 2000, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed June 14, 2000, and incorporated herein by reference).

4.4	Eighth Supplemental Indenture, dated as of August 8, 2013, between the Registrant and the Trustee.

4.5	Form of the Security Certificates representing the Debentures (included as Exhibit A to Exhibit 4.4 above).

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Debentures.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

12.1	Computation of Earnings to Fixed Charges Ratio.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: August 8, 2013

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

1.1

Underwriting Agreement, dated as of August 5, 2013, among the Registrant and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1

Subordinated Indenture, dated as of November 25, 1996, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 9, 1996, and incorporated herein by reference).

4.2

Third Supplemental Indenture, dated as of July 23, 1999, between the Registrant and the Trustee (attached as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed November 23, 1999, and incorporated herein by reference).

4.3

Fourth Supplemental Indenture, dated as of June 12, 2000, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed June 14, 2000, and incorporated herein by reference).

4.4	Eighth Supplemental Indenture, dated as of August 8, 2013, between the Registrant and the Trustee.

4.5	Form of the Security Certificate representing the Debentures (included as Exhibit A to Exhibit 4.4 above).

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Debentures.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

12.1	Computation of Earnings to Fixed Charges Ratio.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1 above).